Exhibit 10.2

                            KEYSTONE FINANCIAL, INC.

                            1988 STOCK INCENTIVE PLAN

                                (As Amended 1991)

     The purposes of the 1988 Stock Incentive Plan (the "Plan") are to encourage eligible employees of Keystone Financial, Inc. (the "Corporation") and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, par value $2.00 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                    SECTION 1
                                 Administration

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, none of whom has been during his service on the Committee or within one year prior to becoming a member of the Committee granted or awarded equity securities (as "equity security" is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act"), and in regulations of the Securities and Exchange Commission ("SEC") under Section 16 of the 1934
Act) pursuant to the Plan or any other plan of the Corporation or any of its affiliates (as "affiliates" is defined in regulations of the SEC under the 1934
Act) other than (i) the Corporation's 1990 Non-Employee Directors' Stock Option Plan or (ii) another plan under which the receipt of equity securities by a Director would not disqualify such Director as a "disinterested person" under regulations of the SEC under Section 16 of the 1934 Act.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

     The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.
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                                    SECTION 2
                                   Eligibility

     Those employees of the Corporation or any Subsidiary who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) or stand-alone stock appreciation rights (with or without limited stock appreciation rights) and to receive restricted share, performance unit or bonus share awards as described herein.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) and stand-alone stock appreciation rights (with or without limited stock appreciation rights) and to award restricted shares, performance units and bonus shares as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares or units to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares or units covered by each grant or award of a stock option, stand-alone stock appreciation rights, restricted shares, performance units or bonus shares, whether alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights shall be granted in conjunction with a stock option and whether limited stock appreciation rights shall be granted in conjunction with stand-alone stock appreciation rights, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                    SECTION 3
                         Shares Available under the Plan

     The aggregate number of shares of the Common Stock which may be issued or delivered and as to which grants or awards of stock options, stock appreciation rights without related stock options ("stand-alone stock appreciation rights"), restricted shares, performance units or bonus shares may be made under the Plan is 500,000 shares, subject to adjustment and substitution as set forth in
Section 7. If any stock option or stand-alone stock appreciation right granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan; however, solely for the purpose of determining the number of shares of the Common Stock as to which grants or awards of stock options, stand-alone stock appreciation rights, restricted shares, performance units and bonus shares may be made under the Plan, to the extent that alternative stock appreciation rights, limited stock appreciation rights or limited cash payment rights granted in conjunction with a stock option or limited stock appreciation rights granted in conjunction with stand-alone stock appreciation rights are exercised and the stock option or stand-alone stock appreciation rights surrendered unexercised, such stock option or stand-alone stock appreciation rights shall be deemed to have been exercised instead, and the shares of the Common Stock which otherwise would have been issued or delivered upon the exercise of such stock option or the number of shares covered by such stand-alone stock appreciation rights shall not again be available for the grant or award of any other stock option, stand-alone stock appreciation rights, restricted shares, performance units or bonus shares under

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the Plan.  If any shares of the Common Stock are  forfeited  to the  Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the number of shares so forfeited shall again be available for purposes of the Plan. To the extent any award of performance units is not earned or is paid in cash rather than shares, the number of shares covered thereby shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                    SECTION 4
               Grant of Stock Options, Stock Appreciation Rights,
             Cash Payment Rights, Limited Stock Appreciation Rights
                  and Limited Cash Payment Rights and Awards of
              Restricted Shares, Performance Units and Bonus Shares

     The Committee shall have authority, in its discretion, (a) to grant "incentive stock options" pursuant to Section 422A of the Internal Revenue Code of 1986 (the "Code"), to grant "nonstatutory stock options" (i.e., stock options which do not qualify under such Section 422A of the Code) or to grant both types of stock options (but not in tandem), (b) to grant stand-alone stock appreciation rights, (c) to award restricted shares, (d) to award performance units and (e) to award bonus shares. The Committee also shall have the authority, in its discretion, to grant stock appreciation rights ("alternative stock appreciation rights") in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D), to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(E), to grant limited stock appreciation rights in conjunction with incentive stock options, nonstatutory stock options or stand-alone stock appreciation rights with the effect provided in Section 8(D) and to grant limited cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 8(E). Alternative stock appreciation rights and limited stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Cash payment rights and limited cash payment rights may not be granted in conjunction with incentive stock options. Alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option. Limited stock appreciation rights granted in conjunction with stand-alone stock appreciation rights may be granted either at the time the stand-alone stock appreciation rights are granted or at any time thereafter during the term of the stand-alone stock appreciation rights.

     No employee shall be granted stock options or stand-alone stock appreciation rights or awarded restricted, performance or bonus shares under the Plan (disregarding cancelled, terminated or expired stock options or stand-alone stock appreciation rights, forfeited restricted shares or performance shares not earned) for an aggregate number of shares in excess of ten percent (10%) of the total number of shares which may be issued or delivered under the Plan. For the

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purposes of this  limitation,  any adjustment or  substitution  made pursuant to
Section 7 with respect to shares which have not been issued or delivered under the Plan shall also be made with respect to (a) shares already issued or delivered under the Plan upon the exercise of stock options, an award of restricted or bonus shares or the earning of performance shares, (b) shares which would have been issued or delivered upon the exercise of stock options under the Plan but for the exercise of alternative stock appreciation rights, limited stock appreciation rights or limited cash payment rights in lieu of the exercise of stock options prior to such adjustment or substitution and (c) shares covered by previously exercised stand-alone stock appreciation rights or by previously exercised limited stock appreciation rights granted in conjunction with stand-alone stock appreciation rights.

     Notwithstanding any other provision contained in the Plan or in any stock option agreement, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 4, for incentive stock options granted after December 31, 1986, as required by Section 422A(b)(7) of the Code as enacted by the Tax Reform Act of 1986, the aggregate fair market value, determined as provided in Section 5(I) on the date of grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement or an amendment thereto, and the acceleration of such exercise date would result in a violation of the restriction required by Section 422A(b)(7) of the Code set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise date of such incentive stock options shall be accelerated only to the extent, if any, that does not result in a violation of such restriction and, in such event, the exercise date of the incentive stock options with the lowest option price shall be accelerated first. If legislation is enacted modifying or removing the $100,000 restriction required by Section 422A(b)(7) of the Code as enacted by the Tax Reform Act of 1986, as of the effective date of such legislation the Committee may in its discretion modify or waive in accordance with such legislation the $100,000 restriction set forth above for incentive stock options granted (and to be granted) after December 31, 1986 and authorize the acceleration, if any, of the exercise date of incentive stock options up to the maximum extent permitted by such legislation (even if such incentive stock options are converted in part to nonstatutory stock options).


                                    SECTION 5
                     Terms and Conditions of Stock Options,
                Stock Appreciation Rights and Cash Payment Rights

     Stock options, stand-alone stock appreciation rights, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to the following terms and conditions (stand-alone stock appreciation rights and alternative stock appreciation rights being herein sometimes referred to collectively as "stock appreciation rights"):

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                  (A) The  purchase  price at which  each  stock  option  may be exercised (the "option price") and the base price for stand-alone stock appreciation rights (the "base price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option or stand-alone stock appreciation rights on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. If alternative stock appreciation rights are granted in conjunction with a stock option, the base price of the alternative stock appreciation rights shall equal the option price of the related stock option. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in
         Section 5(I).  For purposes of this Section  5(A),  an  individual  (i)
         shall  be   considered  as  owning  not  only  shares  of  stock  owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

                  (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(I), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in
         Section 3.

                  (C) No stock option or stock appreciation right shall be exercisable by a grantee during employment during the first six months of its term, except that this limitation on exercise shall not apply if
         Section 8(B) becomes applicable. No incentive stock option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No nonstatutory stock option or stand-alone stock appreciation rights shall be exercisable after the expiration of ten years and six months from the date of grant. A stock option or stock appreciation rights to the extent exercisable at any time may be exercised in whole or in part. Except as provided in the last sentence of the next to last paragraph of Section 8(D), alternative stock appreciation rights granted in conjunction with a stock option may only be exercised when and to the extent the stock option may be exercised and only by the same person who is entitled to exercise the stock option except that alternative stock appreciation rights granted in conjunction with an incentive stock option shall not be exercisable unless the fair market value of the Common Stock on the date of exercise exceeds the option price of the shares subject to the incentive stock option.

                  (D) A person exercising stock appreciation rights shall be entitled to receive from the Corporation that number of shares of the Common Stock having an aggregate fair market value on the date of exercise of the stock appreciation rights equal to the excess of the fair market value of one share of the Common Stock on such date of exercise over the base price per share times the number of shares covered by the stock appreciation rights, or portion thereof, which are exercised, except that cash shall be paid by the Corporation in lieu of

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         a  fraction  of a share.  At the time  alternative  stock  appreciation rights are exercised, the stock option or portion thereof related thereto shall be surrendered unexercised to the Corporation. To the extent that alternative stock appreciation rights are exercised, the stock option, or portion thereof, which is surrendered unexercised and any limited stock appreciation rights or limited cash payment rights granted in conjunction with such stock option, or portion thereof, shall automatically terminate. To the extent that stand-alone stock appreciation rights are exercised, any limited stock appreciation rights granted in conjunction with such stand-alone stock appreciation rights, or the portion thereof which is exercised, shall automatically terminate. The Committee shall have the authority, in its discretion, to determine whether the obligation of the Corporation upon exercise of stock appreciation rights shall be paid in cash or partly in cash and partly in shares, except that the Corporation shall not pay to any person who is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of stock appreciation rights any portion of the obligation of the Corporation in cash (except cash in lieu of a fraction of a share) unless and until at least six months have elapsed from the date of grant of the stock appreciation rights and unless such stock appreciation rights are exercised during the period beginning on the third and ending on the twelfth business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Corporation. The date of exercise of stock appreciation rights shall be determined under procedures established by the Committee, and payment under this Section 5(D) shall be made by the Corporation as soon as practicable after the date of exercise. As of the date of exercise, the person exercising the stock appreciation rights shall be considered for all purposes to be the owner of any shares which are to be issued or delivered upon the exercise of the stock appreciation rights. To the extent that the stock option in conjunction with which alternative stock appreciation rights have been granted is exercised, cancelled, terminates or expires, the alternative stock appreciation rights shall be cancelled. For the purposes of this
         Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

                  (E) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option (or on the alternative date provided for in the following sentence) over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. If any such person is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of the stock option, the amount of such cash payment shall be determined as of an alternative date which shall be the day on which the restrictions imposed by Section 16(b) of the 1934 Act no longer apply for purposes of Section 83 of the Code. Payment of the cash provided for in this Section 5(E) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(E), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

                  (F) No stock option or stock appreciation rights shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options and stock appreciation rights shall be exercisable during the lifetime of the grantee only by the grantee.

                  (G) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

                           (i) If the employment of a grantee who is not disabled within the meaning of Section 422A(c)(7) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

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                           (ii)  If the  employment  of a  grantee  who is not a
                  Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding nonstatutory stock option or stand-alone stock appreciation rights held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or stand-alone stock appreciation rights or within one year after the date of termination of employment, whichever is the shorter period;

                           (iii) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option or stand-alone stock appreciation rights held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or stand-alone stock appreciation rights or within one year after the date of termination of employment, whichever is the shorter period;

                           (iv) Following the death of a grantee during employment, any outstanding stock option or stand-alone stock appreciation rights held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or stand-alone stock appreciation rights or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or stand-alone stock appreciation rights or within one year after the date of death, whichever is the shorter period;

                        (v) Following  the death of a grantee after  termination
                  of employment during a period when a stock option or stand-alone stock appreciation rights are exercisable, any outstanding stock option or stand-alone stock appreciation rights held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option or stand-alone stock appreciation rights were exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or stand-alone stock appreciation rights or within one year after the date of death, whichever is the shorter period; and

                           (vi) Unless the exercise  period of a stock option or
                  stand-alone stock appreciation rights following termination of employment has been extended as provided in Section 8(C), if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options and stand-alone stock appreciation rights held by the grantee at the time of such termination of employment shall automatically terminate.

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     Whether  termination  of  employment  is a voluntary  termination  with the consent of the Corporation or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

     If a grantee of a stock option, stock appreciation rights, restricted shares or performance units engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries, the Committee may immediately terminate all outstanding stock options and stock appreciation rights held by the grantee, declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed and terminate all outstanding performance unit awards held by the grantee for which the applicable Performance Period has not been completed; provided, however, that this sentence shall not apply if the exercise period of a stock option or stock appreciation rights following termination of employment has been extended as provided in Section 8(C), if the lapse of the restrictions applicable to restricted shares has been accelerated as provided in Section 8(F) or if a performance unit has been deemed to have been earned as provided in Section 8(G). Whether a grantee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall also be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                  (H) All stock options, stock appreciation rights and cash payment rights shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

                  (I) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(I). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(I) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                      8

                  (J) The obligation of the Corporation to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option or stock appreciation rights granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.

                                    SECTION 6
                    Terms and Conditions of Restricted Share,
                     Performance Unit and Bonus Share Awards

(A)  Restricted Shares.

     Restricted share awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 6), the duration of such restrictions, events (which may, in the discretion of the Committee, include performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted share awards shall be effective only upon execution of the applicable restricted share agreement on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the grantee.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, the Committee shall deposit share certificates for such restricted shares in escrow. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall be issued or transferred share certificates for such restricted shares. From the date a restricted share award is effective, the grantee shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

                                       9

(B)  Performance Units.

     The Committee may award performance units which shall be earned by an awardee based on the level of performance over a specified period of time by the Corporation, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. For the purposes of the grant of performance units, the following definitions shall apply:
                    (i) "performance unit" shall mean an award, expressed in dollars or shares of Common Stock, granted to an awardee with respect to a Performance Period. Awards expressed in dollars may be established as fixed dollar amounts, as a percentage of salary, as a percentage of a pool based on earnings of the Corporation, a Subsidiary or Subsidiaries or any branch, department or other portion thereof or in any other manner determined by the Committee in its discretion, provided that the amount thereof shall be capable of being determined as a fixed dollar amount as of the close of the Performance Period.

                   (ii) "Performance Period" shall mean an accounting period of the Corporation or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

                  (iii) "Performance Target" shall mean that level of performance established by the Committee which must be met in order for the performance unit to be fully earned. The Performance Target may be expressed in terms of earnings per share, return on assets, asset growth, ratio of capital to assets or such other level or levels of accomplishment by the Corporation, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually as may be established or revised from time to time by the Committee.

                                      9

                   (iv) "Minimum Target" shall mean a minimal level of performance established by the Committee which must be met before any part of the performance unit is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

                    (v) "performance shares" shall mean shares of Common Stock issued or delivered in payment of earned performance units.

     An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

     At any time prior to the end of a Performance Period, the Committee may adjust downward (but not upward) the Performance Target and/or the Minimum Target as a result of major events unforseen at the time of the performance unit award, such as changes in the economy, the industry, laws affecting the operations of the Corporation or a Subsidiary or any other event the Committee determines would have a significant impact upon the probability of attaining the previously established Performance Target.

     Payment of earned performance units shall be made to awardees following the close of the Performance Period as soon as practicable after the time the amount payable is determined by the Committee. Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in shares of

                                       10

Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee.

     If prior to the close of the Performance Period the employment of an awardee of performance units is voluntarily terminated with the consent of the Corporation or a Subsidiary or the awardee retires under any retirement plan of the Corporation or a Subsidiary or the awardee dies during employment, the Committee may in its absolute discretion determine to pay all or any part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the close of the Performance Period and/or such other factors as the Committee may deem relevant. If the Committee in its discretion determines that all or any part of the performance unit shall be paid, payment shall be made to the awardee or his or her estate as promptly as practicable following such determination and may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee.

     Except as otherwise provided in Section 8(G), if the employment of an awardee of performance units terminates prior to the close of a Performance Period for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, the performance units of the awardee shall be deemed not to have been earned, and no portion of such performance units may be paid. Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee. Any determination by the Committee on any matter with respect to performance units shall be final and binding on both the Corporation and the awardee.
                                       10

     Performance unit awards shall be evidenced by a written agreement in the form prescribed by the Committee which shall set forth the amount or manner of determining the amount of the performance unit, the Performance Period, the Performance Target and any Minimum Target and such other terms and conditions as the Committee in its discretion deems appropriate. Performance unit awards shall be effective only upon execution of the applicable performance unit agreement on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

(C)  Bonus Shares.

     The Committee shall have the authority in its discretion to award bonus shares of Common Stock to eligible employees from time to time in recognition of the contribution of the awardee to the performance of the Corporation, a Subsidiary or Subsidiaries, or any branch, department or other portion thereof, in recognition of the awardee's individual performance or on the basis of such other factors as the Committee may deem relevant.

                                       11

                                    SECTION 7
                      Adjustment and Substitution of Shares

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock options, stock appreciation rights or restricted share, performance unit or bonus share awards and the number of shares of the Common Stock which may be issued or delivered under the Plan but are not then subject to outstanding stock options, stock appreciation rights or restricted share, performance unit or bonus share awards shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, stock appreciation rights or restricted share, performance unit or bonus share award, and for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option, stock appreciation rights or restricted share, performance unit or bonus share award, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

     In case of any adjustment or substitution as provided for in this Section 7, the aggregate option price for all shares subject to each then outstanding stock option and the aggregate base price for all shares subject to each then outstanding grant of stock appreciation rights prior to such adjustment or substitution shall be the aggregate option price or base price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price or base price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares shall be treated in the same manner as the Corporation treats owners of its Common Stock with respect to fractional shares created by an adjustment or substitution of shares, except that any property or cash paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     If any such adjustment or substitution provided for in this Section 7 requires the approval of shareholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 425 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 425 of the Code) of such incentive stock option.

                                       12

                                    SECTION 8
                       Additional Rights in Certain Events

(A)  Definitions.

     For purposes of this Section 8, the following terms shall have the following meanings:

                  (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

                  (2) Beneficial Ownership shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

                  (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of Directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote).

                  (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

                  (5) "Section 8 Event" shall mean the date upon which any of the following events occurs:

                           (a) The Corporation  acquires  actual  knowledge that
                  any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 25% or more of the Voting Power of the Corporation;

                           (b) (i) A Tender Offer is made to acquire  securities
                  of the Corporation entitling the holders thereof to 50% or more of the Voting Power of the Corporation; or (ii) Voting Shares are first purchased pursuant to any other Tender Offer; or

                           (c) At any time less than 60% of the  members  of the
                  Board of Directors shall be individuals who were either (i) Directors on the effective date of the Plan or (ii) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing for the membership of such individuals on the Board of Directors) of at least two-thirds of the Directors then still in office who were Directors on the effective date of the Plan or who were so approved.

(B) Acceleration of the Exercise Date of Stock Options and Stock Appreciation Rights.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs (i) all outstanding stock options and stock appreciation rights shall become immediately and fully exercisable whether or not otherwise exercisable by their terms, (ii) payment by the Corporation upon exercise of stock appreciation rights held by a person who is subject to the provisions of Section 16(b) of the 1934 Act (which stock appreciation rights have been held less than six months at the time of exercise following a Section 8 Event) shall be made by the Corporation in shares of Common Stock (except that cash may be paid in lieu of a fraction of a share) and
(iii) payment by the Corporation upon exercise of stock appreciation rights held by such a person (which stock appreciation rights have been held at least six months on the date of exercise following a Section 8 Event) shall be made in cash if the date of exercise is within sixty (60) days following a Section 8 Event, whether or not the date of exercise is within one of the ten (10) day periods provided for in Section 5(D).

(C) Extension of the Expiration Date of Stock Options and Stock Appreciation Rights.

         Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options and stock appreciation rights held by a grantee whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death shall be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option.

                                       13

(D)  Limited Stock Appreciation Rights.

     Limited stock appreciation rights granted in conjunction with a stock option or in conjunction with stand-alone stock appreciation rights shall be exercisable for a period of sixty (60) days following any Section 8 Event by the same person who is entitled to exercise the stock option or stand-alone stock appreciation rights. Limited stock appreciation rights entitle such person to surrender the stock option or stand-alone stock appreciation rights, or any portion thereof, unexercised and to receive from the Corporation in exchange therefor cash in the amount provided for below in this Section 8(D). To the extent that limited stock appreciation rights are exercised, the stock option or stand-alone stock appreciation rights, or portion thereof, which is surrendered unexercised and any alternative stock appreciation rights or limited cash payment rights granted in conjunction with such stock option, or portion thereof, shall automatically terminate.

     Notwithstanding the foregoing, limited stock appreciation rights may not be exercised by a person who is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of the limited stock appreciation rights unless and until at least six months have elapsed from the date of grant of the limited stock appreciation rights; provided, however, that if limited stock appreciation rights are granted in conjunction with a stock option as to which alternative stock appreciation rights have previously been granted, the limited stock appreciation rights shall be deemed to have been granted at the time of grant of such alternative stock appreciation rights, and if limited stock appreciation rights are granted in conjunction with stand-alone stock appreciation rights, the limited stock appreciation rights shall be deemed to have been granted at the time of grant of such stand-alone stock appreciation rights. Limited stock appreciation rights granted in conjunction with an incentive stock option shall also not be exercisable unless the then fair market value of the Common Stock, determined as provided in Section 5(I), exceeds the option price of such incentive stock option and unless such incentive stock option is exercisable. Cash is payable to a person who is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of limited stock appreciation rights whether or not the date of exercise is within one of the ten (10) day periods provided for in Section 5(D).

                                       14

     The person exercising limited stock appreciation rights granted in conjunction with a nonstatutory stock option or in conjunction with stand-alone stock appreciation rights shall receive cash in respect of each share of the Common Stock subject to the stock option or stand-alone stock appreciation rights, or portion thereof, which is surrendered unexercised in an amount equal to the excess of the fair market value of such share on the date of exercise over the option price of such stock option or the base price of such stand-alone stock appreciation rights, as the case may be. For this purpose, fair market value shall mean the highest closing sale price of the Common Stock quoted by such reliable source as the Committee, in its discretion, may rely upon during the period beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date (or if no such sale price quotation is available, the highest mean between the bona fide bid and asked prices on any date during such period) (such closing sale price or such mean, as applicable, being hereinafter referred to as "such closing sale price"), except that (i) in the event any Person acquires Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 25% or more of the Voting Power of the Corporation within the meaning of
Section 8(A)(5)(a), fair market value shall mean the greater of such closing sale price or the highest price per share paid for the Common Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the Person acquiring such beneficial ownership and (ii) in the event of a Tender Offer, fair market value shall mean the greater of such closing sale price or the highest price paid for the Common Stock pursuant to any Tender Offer in effect at any time beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date. In the event such value cannot be determined on the date of exercise of the limited stock appreciation rights, such value shall be determined by the Committee as promptly as practicable after such exercise and payment by the Corporation shall be made as promptly as practicable after such determination. Any non-cash consideration received by the holders of any shares of the Common Stock in a Tender Offer shall be valued at the higher of (i) the valuation placed thereon by the Person making the Tender Offer and (ii) the valuation placed thereon by the Committee.

     The person exercising limited stock appreciation rights granted in conjunction with an incentive stock option shall receive cash in respect of each share of the Common Stock subject to the stock option, or portion thereof, which is surrendered unexercised in an amount equal to the excess of the fair market value of such share on the date of exercise, determined as provided in Section 5(I), over the option price of such stock option.

     The date of exercise of limited stock appreciation rights shall be determined under procedures established by the Committee, and payment under this
Section 8(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that the stock option or stand-alone stock appreciation right in conjunction with which the limited stock appreciation rights shall have been granted is exercised, cancelled, terminates or expires, the limited stock appreciation rights shall be cancelled. If limited stock appreciation rights are granted in conjunction with a stock option as to which alternative stock appreciation rights also have been granted or in conjunction with stand-alone stock appreciation rights, the alternative stock appreciation rights or stand-alone stock appreciation rights may not be exercised during any period during which the limited stock appreciation rights may be exercised.

     All limited stock appreciation rights shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. Subject to the foregoing provisions of this

                                       15

Section 8(D) and the other provisions of the Plan, limited stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.

(E)  Limited Cash Payment Rights.

     Limited cash payment rights granted in conjunction with a nonstatutory stock option shall be exercisable for a period of sixty (60) days following any
Section 8 Event by the person who is entitled to exercise the nonstatutory stock option and shall entitle such person to surrender the nonstatutory stock option, or any portion thereof, unexercised and to receive from the Corporation in exchange therefor cash in an amount equal to two (2) times the amount provided for in the third paragraph of Section 8(D) multiplied by such percentage not greater than 100% as the Committee, in its discretion, shall determine. For purposes of the third paragraph of Section 8(D), the words "limited cash payment rights" shall be deemed to be substituted for "limited stock appreciation rights." To the extent that limited cash payment rights are exercised, the nonstatutory stock option, or portion thereof, which is surrendered unexercised and any alternative stock appreciation rights or limited stock appreciation rights granted in conjunction with such stock option, or portion thereof, shall automatically terminate. Notwithstanding the foregoing, limited cash payment rights may not be exercised by a person who is subject to the provisions of
Section 16(b) of the 1934 Act at the time of exercise unless and until at least six months have elapsed from the date of grant of the limited cash payment rights.

     The date of exercise of limited cash payment rights shall be determined under procedures established by the Committee, and payment of the cash provided for in this Section 8(E) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that the nonstatutory stock option in respect of which limited cash payment rights shall have been granted is exercised, cancelled, terminates or expires, the limited cash payment rights shall be cancelled.

     All limited cash payment rights shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. Subject to the foregoing provisions of this
Section 8(E) and the other provisions of the Plan, limited cash payment rights granted under the Plan shall be subject to such other terms and conditions as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.

(F)  Lapse of Restrictions on Restricted Share Awards.

     If any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan, all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

(G)  Payment of Performance Units.

     If any "Section 8 Event" occurs prior to the end of any Performance Period, all performance units awarded with respect to such Performance Period shall be deemed to have been fully earned as of the date of such Section 8 Event, regardless of the attainment or nonattainment of the Performance Target or any Minimum Target, and shall be paid to the awardees thereof as promptly as practicable thereafter. If the performance unit is not expressed as a fixed amount in dollars or shares, the Committee may provide in the performance unit agreement for the amount to be paid in the case of a Section 8 Event.

                                       16

                                    SECTION 9

           Effect of the Plan on the Rights of Employees and Employer

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) or stand-alone stock appreciation rights (with or without limited stock appreciation rights) or to be awarded restricted shares, performance units or bonus shares under the Plan. Nothing in the Plan, in any stock option, stock appreciation rights, cash payment rights, limited stock appreciation rights or limited cash payment rights granted under the Plan, in any restricted share, performance unit or bonus share award under the Plan or in any agreement providing for any of the foregoing shall confer any right to any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 10
                                    Amendment

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock options, stock appreciation rights, cash payment rights, limited stock appreciation rights or limited cash payment rights granted under the Plan or cause a revocation or a forfeiture of any restricted share, performance unit or bonus share award under the Plan; and provided further that no such alteration or amendment of the Plan shall, without shareholder approval
(a) increase the total number of shares which may be issued or delivered under the Plan, (b) increase the total number of shares which may be covered by any stock options, stand-alone stock appreciation rights or restricted share, performance unit or bonus share awards granted to any one person, (c) change the minimum option price or base price, (d) make any changes in the class of employees eligible to receive incentive stock options or (e) extend any period set forth in the Plan during which stock options (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) or stand-alone stock appreciation rights (with or without limited stock appreciation rights) may be granted or restricted, performance or bonus shares may be awarded. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option, stock appreciation rights, cash payment rights, limited stock appreciation rights, limited cash payment rights, restricted shares, performance units or bonus shares theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

                                   SECTION 11
                       Effective Date and Duration of Plan

     The effective date and date of adoption of the Plan shall be March 31, 1988, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the Corporation represented in person or by proxy at a meeting of such holders duly called, convened and held on or prior to March 30, 1989. No stock option, stock appreciation rights, limited stock appreciation rights or limited cash payment rights granted under the Plan may be exercised and no restricted shares, bonus shares or performance units payable in performance shares may be awarded until after such approval. No stock option, stock appreciation rights, cash payment rights, limited stock appreciation rights or limited cash payment rights may be granted and no restricted shares, bonus shares or performance units payable in performance shares may be awarded under the Plan subsequent to March 30, 1998.

                                       17
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